Note 6	6 Months Ended
Jun. 30, 2022
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk managementThe principles and risk management policies, as well as tools and procedures established and implemented in the Group as of June 30, 2022 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2021.Risk factors
The BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the Risk Appetite Framework (hereinafter, "RAF") variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, appropriate measures are taken to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below:
Macroeconomic and geopolitical risks
The Group is sensitive to the deterioration of economic conditions or the alteration of the institutional environment of the countries in which it operates, and especially Spain, Mexico and Turkey. Furthermore, the Group has recently increased its shareholding stake in Turkey Garanti Bankası A.Ş. (Garanti BBVA) in an additional 36.12% (reaching 85.97%) as a result of the voluntary takeover bid for the shares of Garanti BBVA not already owned by BBVA announced in November 2021.
In addition to the significant macroeconomic problems triggered by the COVID-19 pandemic, the global economy is currently facing a number of extraordinary challenges. Russia’s invasion of Ukraine, the largest military attack on a European state since World War II, has led to significant disruption, instability and volatility in global markets, as well as higher inflation (including by contributing to further increases in the prices of oil, gas and other commodities and further disrupting supply chains) and lower growth. The EU, United States and other governments have imposed significant sanctions and export controls against Russia and Russian interests and threatened additional sanctions and controls.
The conflict represents a significant supply shock for the global economy, which is likely to reinforce the moderating trend in economic growth and add to ongoing inflationary pressures, mainly in European countries, due to their relatively significant economic ties with Ukraine and Russia. The economic effects of the war are being felt mainly through the higher commodity prices, but also through the financial and confidence channels, as well as through a further deterioration of the problems in global supply chains.
The impact of these challenges and measures, as well as potential responses to these measures by Russia, is currently unknown and, while the Group’s direct exposure to Ukraine and Russia is immaterial, they could adversely affect the Group’s business, financial condition and results of operations. Geopolitical and economic risks have also increased over the past few years as a result of trade tensions between the United States and China, Brexit, the rise of populism, among others. Growing tensions may lead, among others things, to a deglobalization of the world economy, an increase in protectionism or barriers to immigration, a general reduction of international trade in goods and services and a reduction in the integration of financial markets, any of which could materially and adversely affect the Group’s business, financial condition and results of operations.
Moreover, the world economy could be vulnerable to other factors such as the withdrawal of monetary stimulus due to growing and widespread inflationary pressures, which could cause a significant growth slowdown - and, even, a sharp economic recession - as well as financial crises. The central banks of many developed and emerging economies have begun to withdraw the monetary stimulus introduced in previous years and the process of tightening monetary conditions is likely to continue going forward in most economies. In the United States, the Federal Reserve has begun in March 2022 to adjust up the policy rate, which, according to BBVA Research, could converge towards around 3.50% by the end of 2022. In the Eurozone, the ECB has completed the extraordinary purchase program designed to deal with the pandemic (PEPP) as well as the standard program (APP), and has decided in July 2022 a rise of 50 basis points in its reference interest rates. According to BBVA Research, the interest rate on refinancing operations could converge to around 2.0% in the coming months.
Another risk is a sharp slowdown in the global GDP growth caused by a deceleration in the Chinese economy due to the potential restrictions on mobility adopted to try to control eventual new waves of coronavirus infections or other factors.
The Group bears, among others, the following general risks with respect to the economic and institutional environment in which it operates: a deterioration in economic activity in the countries in which it operates, including recession scenarios; more persistent inflationary pressures (in June 2022 annual inflation has reached 10.2% in Spain, 8.0% in Mexico, 78.6% in Turkey, 64% in Argentina, 8.8% in Peru and 9.7% in Colombia), which could trigger a more severe tightening of monetary conditions; stagflation due to more intense or prolonged supply crises; changes in exchange rates; an unfavorable evolution of the real estate market, to which the Group continues to be significantly exposed; very high oil and gas prices could have a negative impact on disposable income levels in areas that are net energy importers, such as Spain or Turkey, to which the Group is particularly exposed; changes in the institutional environment of the countries in which the Group operates could give rise to sudden and sharp drops in GDP and/or changes in regulatory or government policy, including in terms of exchange controls and restrictions on the distribution of dividends; a growth in the public debt or in the external deficit could lead to a downward revision of the credit ratings of the sovereign debt and even a possible default or restructuring of said debt; and episodes of volatility in the markets, which could cause the Group significant losses.
–Risks relating to the political, economic and social conditions in Turkey
In May 2022, the Group increased its shareholding stake in Garanti BBVA (Turkey) from 49.85% to 85.97% following the completion of a voluntary tender offer (see Note 3).
Turkey has, from time to time, experienced volatile political, economic and social conditions. As of the date of the approval of these consolidated financial statements, Turkey is facing an economic crisis characterized by strong depreciation of the Turkish lira, high inflation (the Turkish National Statistics Institute (TUIK) established the inflation rate at 42.35% for the six months ended June 30, 2022; see Note 2.1 for information on the impact of the application of IAS 29), a soaring trade deficit, depletion of the central bank’s foreign reserves and rising external financing costs. Continuing unfavorable economic conditions in Turkey, such as the accelerated inflation and devaluation of the Turkish lira, may result in a potential deterioration in the purchasing power and creditworthiness of our clients (both individual and corporate).
Additionally, certain ongoing geopolitical and domestic political factors, referred to in this section, as well as continuing regional conflicts (such as in Syria, Armenia/Azerbaijan), may pose further strain on the country’s economy.
There can be no assurance that these and other factors will not have an impact on Turkey and will not cause further deterioration of the Turkish economy, which may have a material adverse effect on the Turkish banking sector and the Group’s business, financial condition and results of operations in Turkey.
–Risk associated with the COVID-19 pandemic
The COVID-19 (coronavirus) pandemic has adversely affected the world economy, and economic activity and conditions in the countries in which the Group operates. New waves of contagion continue to be a source of concern and the emergence of new strains remains a risk, although increasing vaccination rates may continue to reduce its impact on economic activity. Among other challenges, these countries are still dealing with relatively high unemployment levels, supply disruptions and increasing inflationary pressures, while public debt has increased significantly due to the support and spending measures implemented by the government authorities. Furthermore, there has been an increase in loan losses from both companies and individuals, which has so far been slowed down by the impact of government support measures, including bank payment deferrals, credit with public guarantee and direct aid measures. Likewise, volatility in the financial markets may continue affecting exchange rates and the value of assets and investments, which has adversely affected the Group’s capital base and results in the past, and could do so again. There are still uncertainties about the future impact of the COVID-19 pandemic, mainly if there is an increase in infections caused by the new variants of the coronavirus.
With the outbreak of COVID-19, the Group experienced a decline in its activity. For example, the granting of new loans to individuals decreased during lockdowns. In addition, in several countries, including Spain, the Group closed a significant number of its branches and reduced the opening hours of working with the public, with central services teams having to work remotely. While these measures were progressively reversed, additional restrictions on mobility could be adopted that affect the Group’s operations. Furthermore, the Group has been and may be affected by the measures or recommendations adopted by regulatory authorities in the banking sector, such as variations in reference interest rates, the modification of prudential requirements, the temporary suspension of dividend payments, the modification of the deferral of monthly installments for certain loans and the granting of guarantees or public guarantees to credit operations for companies and self-employed persons, the adoption of further similar measures or the termination of those already approved, as well as any changes in financial assets purchase programs by the ECB.
Furthermore, pandemics like the COVID-19 pandemic could adversely affect the business and transactions of third parties that provide critical services to the Group and, in particular, the higher demand and/or the lower availability of certain resources, compounded by ongoing supply bottlenecks could, in some cases, make it more difficult for the Group to maintain the required service levels. In addition, the widespread use of remote work has increased the risks related to cybersecurity, as the use of non-corporate networks has increased.
Further, despite the progressive lessening of restrictions since 2020 and the increasing resumption of activities, the Group continues to face various risks, such as a greater impairment of the value of its assets (including financial instruments valued at fair value, which may suffer significant fluctuations) and of the securities held for liquidity reasons, an increase in non-performing loans (NPLs) and risk-weighted assets (RWAs), as well as an increase in the Group’s cost of financing and a reduction in its access to financing (especially in an environment where credit ratings are affected).
The COVID-19 pandemic has also exacerbated and may continue to exacerbate other risks disclosed in this section, including but not limited to risks associated with the credit quality of the Group’s borrowers and counterparties or collateral, any withdrawal of ECB funding (of which the Group has made and continues to make significant use), the Group’s exposure to sovereign debt and rating downgrades, the Group’s ability to comply with its regulatory requirements, including MREL (as defined herein) and other capital requirements, and the deterioration of economic conditions or changes in the institutional environment.
The COVID-19 pandemic has had a substantial impact on the Spanish economy and its sovereign fiscal position. Despite the 5.1% expansion in 2021, Spanish GDP remains below the level observed immediately before the pandemic given its 10.8% contraction in 2020. The relative weakness of economic activity and the measures the fiscal stimulus adopted have generated fears about the sustainability of public debt in the medium and long term, amid the European Central Bank’s withdrawal of monetary stimulus introduced following the beginning of the COVID-19 pandemic. The risk of (renewed) fragmentation in the Eurozone is on the rise, once the ECB has significantly reduced its asset purchase programs. In addition, the annual inflation rate for 2021 (6.5% in December) was the highest since 1989. Against this backdrop, the consequences of the war in Europe (mainly through higher prices and supply restriction in commodity markets) could slow growth down (and eventually cause a recession) and keep inflation at high levels at least in 2022 and 2023. On the other hand, although the economic recovery is expected to be supported by the adoption of initiatives by the European Union, in particular the financial support linked to the Next Generation EU (NGEU) plan, there are risks associated with the capacity of the Spanish economy to absorb EU funds and translate this support into productive investments.
The final magnitude of the impact of the COVID-19 pandemic on the Group’s business, financial condition and results of operations, which has been significant, will depend on future and uncertain events, including the intensity and persistence over time of the consequences arising from the COVID-19 pandemic in the different geographies in which the Group operates.
Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators which may lead to the announcement of new regulations or the imposition of new taxes on banking business, in Spain or in the jurisdictions in which the Group operates (as it is the case of the new tax for banks recently announced in Spain), or higher liquidity and capital requirements, which could influence its growth capacity, the development of certain businesses by financial entities and their lower profitability ratios. The Group constantly monitors changes in the regulatory framework that allow for anticipation and adaptation to them in a timely manner, adopt industry practices and more efficient and rigorous criteria in its implementation.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the entity could raise and might affect the regular course of business. The attitudes and behaviors of the Group and its members are governed by the principles of integrity, honesty, long-term vision and industry practices through, inter alia, the internal control model, the Code of Conduct, the Corporate Principles in tax matters and Responsible Business Strategy of the Group.
Business, operational and legal risks
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control.
Regarding legal risks, the financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are usually party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to other government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework, in the jurisdictions in which the Group operates, is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. The legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of June 30, 2022, the Group had €620 million in provisions for the proceedings it is facing (included in the line "Provisions for taxes and other legal contingencies" in the consolidated balance sheet) (see Note 23), of which €534 million correspond to legal contingencies and €86 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or otherwise affected by, individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (Cenyt). Such investigation includes the provision of services by Cenyt to the Bank. On 29th July, 2019, the Bank was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could be constitutive of bribery, revelation of secrets and corruption. On February 3, 2020, the Bank was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings. Certain current and former officers and employees of the Group, as well as former directors have also been named as investigated parties in connection with this investigation. The Bank has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts the relevant information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts. As of the date of the approval of the Consolidated Financial Statements, no formal accusation against the Bank has been made.
This criminal judicial proceeding is at the pre-trial phase. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.
Credit risk
Credit risk arises from the probability that one party to a financial instrument will fail to meet its contractual obligations for reasons of insolvency or inability to pay and cause a financial loss for the other party. The general principles governing credit risk management in the BBVA Group, as well as the credit risk management in the Group as of June 30, 2022 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2021.
6.2.1COVID-19 support measures
Since the beginning of the pandemic, the Group offered COVID-19 support measures to its customers (individuals, SMEs and wholesale) in all the geographic areas where it operates, consisting of both deferrals on existing loans and new public-guaranteed lending. These measures were extended to individual customers and, in the case of legal entities, to different sectors, with Leisure and Real Estate being the sectors that have used them most. Deferral support schemes have expired in all geographical areas.
With regard to new government-guaranteed loans, the Group’s involvement in Spain and Peru is noteworthy:
Spain:
–The Official Credit Institute (ICO by its Spanish acronym) published several support programs aimed at the self-employed, small and medium-sized enterprises (hereinafter "SMEs") and companies, through which a guarantee of between 60% and 80% (in SMEs always 80%) for a term of up to 5 years was granted to new loans (RDL Mar/2020).
–The amount of the guarantee and its term were based on the size of the company and the type of support, being eligible to an extension of the expiry date up to a maximum of 3 additional years and of the grace period up to 12 additional months with respect to the terms and grace periods initially agreed (RDL Nov/2020).
–Likewise, facilities were provided in term extensions (up to a maximum term of 10 years), in the conversion of financing transactions into Participative Loans and acquaintances of part of the financing (RDL 5/2021 and the Code of Best Practices).
–In March, 2022, the Council of Ministers agreed to modify the Code of Best Practices to lessen access conditions given the difficulties of clients, which are facing sharp increases in costs due to their special exposure to tensions in the prices of energy and other raw materials.
–As an additional measure of the Code of Best Practices, the Council of Ministers has approved the agreement to establish the possibility of term extensions of ICO financing given to self-employed and companies, after June 30, 2022, after the expiry of the Temporary Framework of state support approved by the European Commission European Commission.
Peru:
–There were public support programs such as Reactiva, Crecer or FAE aimed at companies and micro-enterprises with secured amounts ranging from 60% to 98%, depending on the program and the type of company.
–Through a Decree published in May, for loans granted under the Reactiva program, both the maturity and grace period of such loans could be extended. Until December 31, 2022, the possibility to benefit from this measure exists.
New government-guaranteed financing was also granted in Turkey, Colombia and Argentina.
The outstanding balance of existing loans for which a payment deferral was granted (split by those existing at end of the period and those that were completed by period-end closing) under EBA standards and for which financing was granted with public guarantees given at a Group level, as well as the number of customers of both measures, as of June 30, 2022 and December 31, 2021, are as follows:

Amount of payment deferrals and financing with public guarantees of the Group (Millions of Euros)
	Payment deferrals				Financing with public guarantees
	Existing	Completed	Total	Number of customers	Total	Number of customers	Total payment deferrals and guarantees	(%) credit investment
June 2022	—	19,998	19,998	1,940,865	16,032	254,945	36,030	9.4%
December 2021	189	21,743	21,931	2,188,720	16,093	264,809	38,025	10.9%

Amount of payment deferral and financing with public guarantees (Millions of Euros)
	Payment deferrals						Financing with public guarantees
	Existing		Completed		Total
	June 2022	December 2021	June 2022	December 2021	June 2022	December 2021	June 2022	December 2021
Group	—	189	19,998	21,743	19,998	21,931	16,032	16,093
Customers	—	107	14,310	14,904	14,310	15,011	1,515	1,376
Of which: Mortgages	—	97	10,191	10,195	10,191	10,291	6	6
SMEs	—	44	3,528	3,950	3,528	3,994	11,115	10,911
Non-financial corporations	—	37	2,044	2,766	2,044	2,803	3,381	3,788
Other	—	—	116	122	116	122	21	18

Amount of payment deferrals by stages (Millions of Euros)
	Stage 1		Stage 2		Stage 3		Total
	June 2022	December 2021	June 2022	December 2021	June 2022	December 2021	June 2022	December 2021
Group	12,584	13,236	4,489	6,252	2,925	2,444	19,998	21,931
Customers	9,127	9,167	3,222	3,707	1,961	2,137	14,310	15,011
Of which: Mortgages	6,599	6,360	2,179	2,444	1,413	1,487	10,191	10,291
SMEs	2,530	2,609	745	1,131	253	254	3,528	3,994
Non-financial corporations	832	1,364	500	1,387	712	53	2,044	2,803
Other	94	95	23	27	—	—	116	122
Credit risk exposure
In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the consolidated balance sheets as of June 30, 2022 and December 31, 2021 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by the nature of the financial instruments:

Maximum credit risk exposure (Millions of Euros)
	Notes	June 2022	Stage 1	Stage 2	Stage 3
Financial assets held for trading		78,010
Equity instruments	9	6,199
Debt securities	9	30,171
Loans and advances	9	41,640
Non-trading financial assets mandatorily at fair value through profit or loss		6,775
Equity instruments	10	6,411
Debt securities	10	124
Loans and advances	10	240
Financial assets designated at fair value through profit or loss	11	1,003
Derivatives (trading and hedging)		53,006
Financial assets at fair value through other comprehensive income		63,335
Equity instruments	12	1,612
Debt securities		61,697	60,900	772	25
Loans and advances to credit institutions	12	27	27	—	—
Financial assets at amortized cost		419,942	372,736	32,580	14,626
Debt securities		38,347	38,079	238	29
Loans and advances to central banks		6,764	6,764	—	—
Loans and advances to credit institutions		13,031	13,009	22	—
Loans and advances to customers		361,800	314,884	32,320	14,597
Total financial assets risk		622,071
Total loan commitments and financial guarantees		184,898	171,912	11,857	1,128
Loan commitments given	30	132,088	124,593	7,271	224
Financial guarantees given	30	14,308	12,887	1,121	300
Other commitments given	30	38,502	34,433	3,465	604
Total maximum credit exposure		806,969

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2021	Stage 1	Stage 2	Stage 3
Financial assets held for trading		92,560
Equity instruments	9	15,963
Debt securities	9	25,790
Loans and advances	9	50,807
Non-trading financial assets mandatorily at fair value through profit or loss		6,086
Equity instruments	10	5,303
Debt securities	10	128
Loans and advances	10	655
Financial assets designated at fair value through profit or loss	11	1,092
Derivatives (trading and hedging)		43,687
Financial assets at fair value through other comprehensive income		60,495
Equity instruments	12	1,320
Debt securities		59,148	58,587	561	—
Loans and advances to credit institutions	12	27	27	—	—
Financial assets at amortized cost		383,870	334,772	34,418	14,680
Debt securities		34,833	34,605	205	22
Loans and advances to central banks		5,687	5,687	—	—
Loans and advances to credit institutions		13,295	13,285	10	—
Loans and advances to customers		330,055	281,195	34,203	14,657
Total financial assets risk		587,789
Total loan commitments and financial guarantees		165,941	152,914	12,070	957
Loan commitments given	30	119,618	112,494	6,953	171
Financial guarantees given	30	11,720	10,146	1,329	245
Other commitments given	30	34,604	30,274	3,789	541
Total maximum credit exposure		753,730
The breakdown by geographical location and stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers at amortized cost as of June 30, 2022 and December 31, 2021 is shown below:

June 2022 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	211,506	183,564	19,865	8,077	(5,229)	(593)	(796)	(3,840)	206,278	182,972	19,070	4,236
Mexico	69,445	62,512	4,893	2,041	(2,424)	(951)	(447)	(1,025)	67,022	61,560	4,446	1,016
Turkey (**)	37,754	31,408	3,744	2,602	(2,145)	(302)	(336)	(1,507)	35,610	31,107	3,408	1,095
South America (***)	42,059	36,376	3,815	1,868	(1,886)	(337)	(345)	(1,203)	40,173	36,039	3,470	665
Others	1,035	1,024	3	9	(8)	(1)	—	(7)	1,027	1,023	2	2
Total (****)	361,800	314,884	32,320	14,597	(11,691)	(2,184)	(1,925)	(7,583)	350,110	312,700	30,395	7,014
Of which: individual					(2,148)	(29)	(550)	(1,568)
Of which: collective					(9,543)	(2,154)	(1,375)	(6,014)
(*) Spain includes all the countries where BBVA, S.A. operates
(**) Turkey includes all the countries in which Garanti BBVA operates.
(***) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of June 30, 2022, the remaining balance was €223 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

December 2021 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	201,405	171,883	21,380	8,143	(5,277)	(722)	(923)	(3,631)	196,129	171,161	20,457	4,511
Mexico	57,847	51,665	4,261	1,921	(2,038)	(740)	(381)	(916)	55,809	50,925	3,880	1,005
Turkey (**)	33,472	26,497	4,134	2,841	(2,058)	(224)	(424)	(1,410)	31,414	26,273	3,711	1,431
South America (***)	36,335	30,166	4,425	1,744	(1,736)	(277)	(362)	(1,096)	34,599	29,889	4,062	648
Others	996	984	3	9	(8)	(1)	—	(7)	988	983	3	2
Total (****)	330,055	281,195	34,203	14,657	(11,116)	(1,964)	(2,091)	(7,061)	318,939	279,231	32,112	7,596
Of which: individual					(2,528)	(4)	(657)	(1,867)
Of which: collective					(8,587)	(1,959)	(1,434)	(5,194)
(*) Spain includes all the countries where BBVA, S.A. operates.
(**) Turkey includes all the countries in which Garanti BBVA operates.
(***) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2021, the remaining balance was €266 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.
The breakdown by counterparty and product of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by type of product, classified in different headings of the assets as of June 30, 2022 and December 31, 2021 is shown below:

June 2022 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	249	2,837	639	3,731	3,920
Credit card debt	—	1	—	2	1,722	14,377	16,102	17,177
Commercial debtors		670	26	617	19,597	75	20,984	21,235
Finance leases	—	192	—	14	7,775	335	8,315	8,637
Reverse repurchase loans	890	—	2,086	2	—	—	2,977	2,981
Other term loans	5,447	20,025	3,672	6,648	125,046	141,799	302,636	312,463
Advances that are not loans	412	372	7,257	4,854	1,764	732	15,392	15,450
LOANS AND ADVANCES	6,748	21,266	13,041	12,386	158,741	157,957	370,138	381,862
By secured loans
Of which: mortgage loans collateralized by immovable property		312	—	245	23,976	96,526	121,060	124,210
Of which: other collateralized loans	692	4,940	1,757	435	6,041	2,103	15,968	16,328
By purpose of the loan
Of which: credit for consumption						47,635	47,635	50,915
Of which: lending for house purchase						96,780	96,780	98,336
By subordination
Of which: project finance loans					9,599		9,599	10,130

December 2021 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	321	2,339	495	3,161	3,345
Credit card debt	—	—	—	1	1,504	12,523	14,030	14,949
Commercial debtors		791	—	476	18,191	66	19,524	19,766
Finance leases	—	191	—	14	7,388	317	7,911	8,256
Reverse repurchase loans	1,192	—	2,788	23	—	—	4,004	4,013
Other term loans	4,174	18,440	4,004	5,413	110,204	134,505	276,739	286,127
Advances that are not loans	315	394	6,510	3,554	1,805	630	13,208	13,263
LOANS AND ADVANCES	5,681	19,822	13,303	9,804	141,431	148,536	338,577	349,719
By secured loans
Of which: mortgage loans collateralized by immovable property		324	—	220	21,531	94,821	116,897	119,980
Of which: other collateralized loans	1,180	1,413	2,534	390	3,512	1,950	10,979	11,335
By purpose of the loan
Of which: credit for consumption						42,294	42,294	45,236
Of which: lending for house purchase						95,209	95,209	96,612
By subordination
Of which: project finance loans					8,863		8,863	9,423
The value of guarantees received as of June 30, 2022 and December 31, 2021, is as follows:

Guarantees received (Millions of Euros)
	June 2022	December 2021
Value of collateral	125,757	117,362
Of which: guarantees normal risks under special monitoring	11,132	11,768
Of which: guarantees impaired risks	3,723	3,981
Value of other guarantees	38,957	48,680
Of which: guarantees normal risks under special monitoring	6,806	7,404
Of which: guarantees impaired risks	992	886
Total value of guarantees received	164,714	166,042
Impaired secured loans
The breakdown of loans and advances, within the heading “Financial assets at amortized cost”, impaired loans and advances and accumulated impairment, as well as the gross carrying amount, by counterparties as of June 30, 2022 and December 31, 2021, is as follows:

June 2022 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	6,764	—	(16)	—
General governments	21,300	52	(35)	0.2%
Credit institutions	13,031	—	(17)	—
Other financial corporations	12,434	40	(48)	0.3%
Non-financial corporations	164,461	7,167	(5,875)	4.4%
Households	163,604	7,339	(5,732)	4.5%
LOANS AND ADVANCES	381,596	14,597	(11,724)	3.8%

December 2021 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	5,687	—	(6)	—
General governments	19,719	62	(37)	0.3%
Credit institutions	13,295	—	(19)	—
Other financial corporations	9,826	24	(23)	0.2%
Non-financial corporations	146,797	7,290	(5,804)	5.0%
Households	153,714	7,281	(5,253)	4.7%
LOANS AND ADVANCES	349,037	14,657	(11,142)	4.2%
The changes during the six months ended June 30, 2022, and the year ended December 31, 2021 of impaired financial assets (financial assets and guarantees given) are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	June 2022	December 2021
Balance at the beginning	15,467	15,478
Additions	3,908	8,556
Decreases (*)	(2,981)	(4,555)
Net additions	927	4,001
Amounts written-off	(1,158)	(3,613)
Exchange differences and other	342	(399)
Balance at the end	15,578	15,467
(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of monetary recoveries as well as mortgage foreclosures and real estate assets received in lieu of payment.
Measurement of Expected Credit Loss (ECL)
As of June 30, 2022, the models for calculating expected losses used by the Group to prepare the attached Consolidated Financial Statements do not differ significantly from those detailed in Note 7 to the consolidated financial statements of the Group for the year ended, December 31, 2021, except for the application of the new scenarios derived from the macroeconomic and geopolitical situation in the first half of 2022.
BBVA Research forecasts a maximum of five years for the macroeconomic variables. The following estimates for the next five years of the Gross Domestic Product (GDP) growth, of the unemployment rate and of the House Price Index (HPI), for the most relevant countries where it represents a significant factor, are determined by BBVA Research and have been used at the time of the calculation of the ECL as of June 30, 2022:

Positive scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	4.77%	12.98%	(0.52)%	2.09%	3.43%	1.26%	6.43%	10.98%
2023	3.76%	12.25%	4.93%	2.78%	3.24%	3.16%	5.36%	11.98%
2024	3.89%	11.29%	1.69%	1.91%	3.21%	3.63%	4.15%	13.19%
2025	2.78%	10.25%	0.90%	1.83%	3.17%	3.73%	3.37%	13.86%
2026	2.69%	9.06%	0.59%	1.78%	3.12%	3.85%	3.11%	14.05%
2027	2.56%	8.14%	0.62%	1.78%	3.07%	3.80%	3.08%	14.05%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	4.63%	8.90%	8.30%	11.50%	5.85%	12.06%
2023	4.62%	8.39%	4.88%	9.35%	3.42%	11.76%
2024	2.71%	7.53%	2.18%	7.86%	3.21%	11.15%
2025	2.29%	7.47%	2.59%	6.85%	3.52%	10.30%
2026	2.26%	7.16%	2.63%	6.89%	3.53%	9.65%
2027	2.17%	6.96%	2.63%	6.81%	3.56%	9.46%

Estimate of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	4.14%	14.18%	(1.93)%	1.23%	3.55%	1.32%	2.51%	12.19%
2023	3.28%	13.85%	3.34%	2.15%	3.43%	3.04%	3.03%	13.36%
2024	3.80%	12.90%	1.15%	1.81%	3.36%	3.52%	3.99%	13.80%
2025	2.78%	11.83%	0.47%	1.79%	3.30%	3.76%	3.25%	14.09%
2026	2.69%	10.58%	0.14%	1.77%	3.25%	3.83%	2.98%	14.24%
2027	2.56%	9.38%	0.17%	1.76%	3.19%	3.78%	2.96%	14.23%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	1.99%	9.04%	3.50%	12.35%	4.46%	12.26%
2023	2.82%	8.62%	2.00%	10.40%	2.54%	12.05%
2024	2.56%	7.75%	2.00%	8.60%	3.21%	11.44%
2025	2.29%	7.66%	2.50%	7.38%	3.53%	10.59%
2026	2.26%	7.33%	2.50%	7.38%	3.53%	9.93%
2027	2.17%	7.14%	2.50%	7.30%	3.56%	9.52%

Negative scenario of GDP, unemployment rate and HPI for the main geographies
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2022	3.54%	15.34%	(3.35)%	0.39%	3.68%	1.33%	(1.48)%	13.38%
2023	2.82%	15.40%	1.93%	1.50%	3.62%	2.83%	0.39%	14.80%
2024	3.72%	14.48%	0.57%	1.72%	3.53%	3.33%	3.84%	14.45%
2025	2.74%	13.40%	(0.17)%	1.73%	3.44%	3.68%	3.16%	14.33%
2026	2.65%	12.10%	(0.62)%	1.72%	3.38%	3.83%	2.91%	14.42%
2027	2.53%	10.88%	(0.59)%	1.72%	3.32%	3.78%	2.88%	14.39%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2022	(0.66)%	9.18%	(1.25)%	13.17%	3.06%	12.46%
2023	1.02%	8.87%	(1.25)%	11.41%	1.63%	12.33%
2024	2.41%	7.98%	1.79%	9.33%	3.20%	11.71%
2025	2.29%	7.87%	2.37%	7.88%	3.54%	10.86%
2026	2.26%	7.54%	2.34%	7.84%	3.53%	10.18%
2027	2.17%	7.35%	2.35%	7.79%	3.56%	9.59%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and the House Price Index have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact of the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in expected loss is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued; or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD and LGD) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario.

June 2022 (*)
	BBVA Group					Spain			Mexico			Turkey
GDP	Total	Retail	Mortgages	Wholesaler	Fixed income	Total	Mortgages	Companies	Total	Mortgages	Cards	Total	Mortgages	Cards
-100 bps	2.58%	2.46%	1.89%	3.33%	1.35%	2.82%	1.96%	4.12%	3.14%	1.83%	4.65%	2.37%	2.36%	2.47%
+100 bps	(2.35)%	(2.24)%	(1.64)%	(2.98)%	(1.43)%	(2.53)%	(1.70)%	(3.65)%	(2.97)%	(1.69)%	(4.40)%	(1.94)%	(2.05)%	(1.88)%
Housing price
-100 bps							3.37%	0.28%		1.96%
+100 bps							(3.34)%	(0.28)%		(1.83)%
(*) Last available data as of May 31, 2022.
Additional adjustments to expected losses measurement
The description in Note 7 to the consolidated financial statements of the Group for the year ended December 31, 2021 on individualized and collective estimates of expected losses and macroeconomic estimates, must be taken into account for the estimation of the expected losses.
The estimate at the end of the six months ended June 30, 2022, includes the effect on the expected losses of the update of the macroeconomic forecasts, which have been affected by the war in Ukraine, the evolution of interest rates, inflation rates or the prices of commodities. The estimate includes the update of such forecast which has been reviewed following the internal approval circuits established for this purpose, to reflect the effects of the new inflationary environment on the results of the collective estimates. This adaptation is expected to be reviewed and, if appropriate, incorporated into the calculation methodology within the periodic review process that is carried out each year. The adaptations to the parameters of the models made in 2022 amounted to a total of €299 million, of which €135 million were recorded in the second quarter, assigned to the impaired group for subjective reasons.
Additionally, the Group can supplement the expected losses either by the consideration of additional risk drivers, the incorporation of sectorial particularities or that may affect a set of operations or borrowers. These adjustments should be of temporary nature, until the reasons for them disappear or they materialize. As of June 30, 2022, there are adjustments to expected losses which amounted to €259 million at Group level, €174 million in Spain, €11 million in Peru and €74 million in Mexico. As of December 31, 2021 there were €311 million at the Group level for the same concept, €226 million in Spain, €18 million in Peru and €68 million in Mexico.
Loss allowances
Below are the changes in the six months ended June 30, 2022, and the year ended December 31, 2021 in the loss allowances recognized on the accompanying condensed consolidated balance sheets to cover the estimated impairment or reversal of impairment on loans and advances of financial assets at amortized cost:

Changes in loss allowances of loans and advances at amortized cost (Millions of Euros)
	June 2022	December 2021
Balance at the beginning of the period	(11,142)	(12,141)
Increase in loss allowances charged to income	(4,366)	(9,000)
Stage 1	(1,158)	(1,563)
Stage 2	(712)	(1,200)
Stage 3	(2,497)	(6,237)
Decrease in loss allowances charged to income	2,937	5,969
Stage 1	942	1,441
Stage 2	864	1,210
Stage 3	1,131	3,318
Transfer to written-off loans, exchange differences and other	846	4,031
Closing balance	(11,724)	(11,142)
Liquidity and funding risk
Liquidity and funding management at BBVA aims to finance the recurring growth of the banking business at suitable maturities and costs, using a wide range of instruments that provide access to a large number of alternative sources of financing. In this context, it is important to notice that, given the nature of BBVA's business, the funding of lending activity is fundamentally carried out through the use of stable customer funds.
Due to its subsidiary-based management model, BBVA is one of the few major European banks that follows the Multiple Point of Entry (MPE) resolution strategy: the parent company sets the liquidity policies, but the subsidiaries are self-sufficient and responsible for managing their own liquidity and funding (taking deposits or accessing the market with their own rating), without fund transfers or financing occurring between either the parent company and the subsidiaries or between the different subsidiaries. This strategy limits the spread of a liquidity crisis among the Group's different areas so that the cost of liquidity and financing is correctly reflected in the price formation process.
The BBVA Group maintains a stable liquidity position in every geographical area in which it operates, with ratios well above the minimum required:
–The BBVA Group's liquidity coverage ratio (LCR) remained above 100% throughout the first six months of 2022, and stood at 170% as of June 30, 2022. For the calculation of this ratio, it is assumed that there is no transfer of liquidity among subsidiaries; i.e. no type of excess liquidity levels in foreign subsidiaries are considered in the calculation of the consolidated ratio. When considering these excess liquidity levels, the BBVA Group's LCR would stand at 220%.
–The net stable funding ratio (NSFR), defined as the ratio between the amount of stable funding available and the amount of stable funding required, demands banks to maintain a stable funding profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. The BBVA Group's NSFR ratio, calculated based on the criteria established in the Regulation (UE) 2019/876 of the European Parliament and of the Council of May 20, 2019, with entry into force in June 2021, stood at 134% as of June 30, 2022.
One of the key elements in BBVA's Group liquidity and funding management is the maintenance of consistent liquidity buffers in all the geographical areas where the Group operates. In this respect, the Group has maintained for the last 12 months an average volume of high quality liquid assets (HQLA) accounting to €133.7 billion, among which, 94% correspond to maximum quality assets (LCR Tier 1).
The main wholesale financing transactions carried out by the companies of the BBVA Group are listed below:
–In January 2022, BBVA, S.A. issued a €1 billion senior non-preferred bond, with a maturity of 7 years and the option for early redemption in the sixth year, with a coupon of 0.875%. In May 2022, BBVA, S.A. carried out a preferred senior debt issue for a term of three and a half years and separated into two tranches, one with a fixed coupon of 1.75% for an amount of €1,250 million and another with a variable coupon set at three-month Euribor plus 64 basis points of spread (3-month Euribor coupon plus 100 basis points) for an amount of €500 million. On the other hand, two private issues have been closed for €100 million at a fixed 1% in May 2022 and €400 million at the 3-month floating rate Euribor plus 70 basis points in July 2022, both with a 2-year term, and in June 2022 a securitization of loans for the financing of vehicles was completed for an amount of €1,200 million. In addition, in May 2022, the Group carried out the early redemption of the preference shares contingently convertible into ordinary shares of BBVA (CoCos) issued in May 2017 by BBVA.
–On June 21, BBVA Mexico issued a sustainable bond for 10 billion Mexican pesos (€470 million, approximately), thus becoming the first private bank to carry out an issue of this type in Mexico, taking TIIE (Equilibrium Interbank Interest Rate used in Mexico) as the funding benchmark.
–On June 7, Garanti BBVA renewed 100% of a syndicated loan indexed to environmental, social and corporate governance (ESG) criteria that consists of two separate tranches of USD 283.5 million and €290.5 million, both with a maturity of one year. Garanti BBVA also made sustainable funding of USD 75 million in the first semester.
–On June 28, BBVA Colombia closed a 5-year financing with the International Finance Corporation (IFC) for USD 200m, the aim of which is to promote the financing and construction of energy-sustainable buildings and reduce CO2 emissions, among others.